UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 5, 2021

PORCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 1st Avenue South, Suite 300
Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(855) 767-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 6, 2021, Porch Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) regarding the completion of its acquisition on April 5, 2021 of Homeowners of America Holding Corporation (“HOA”), pursuant to the terms of that Agreement and Plan of Merger, dated as of January 13, 2021 (the “Merger Agreement”), by and among the Company, HOA, HPAC, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and HOA Securityholder Representative, LLC, solely in its capacity as the representative for the securityholders of HOA, pursuant to which, among other matters, Merger Sub merged with and into HOA, with HOA surviving as a wholly-owned subsidiary of the Company (the “HOA Acquisition”).

This Amendment No. 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Initial Report to file the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

HOA’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019, the related notes, and the related report of JLK Rosenberger, LLP, independent registered public accounting firm, as set forth in their report thereon, are incorporated herein by reference as Exhibit 99.1 hereto.

HOA’s unaudited consolidated financial statements as of March 31, 2021 and for the three months ended March 31, 2021 and March 31, 2020 and the related notes are incorporated herein by reference as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the HOA Acquisition, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2021 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020 and for the three months ended March 31, 2021 and the related notes, are incorporated herein by reference as Exhibit 99.3 hereto.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisitions occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Acquisitions.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of JLK Rosenberger, LLP, independent registered public accounting firm of Homeowners of America Holding Corporation.
99.1	Homeowners of America Holding Corporation consolidated financial statements as of and for the years ended December 31, 2020 and 2019, the related notes, and the related report of the independent registered public accounting firm thereon.
99.2	Homeowners of America Holding Corporation unaudited consolidated financial statements as of March 31, 2021 and for the three months ended March 31, 2021 and March 31, 2020 and the related notes.
99.3	The unaudited pro forma condensed combined financial information of the Company, giving effect to the HOA Acquisition and V12 Data Acquisition, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2021 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020 and for the three months ended March 31, 2021 and the related notes.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Martin L. Heimbigner
	Name:	Martin L. Heimbigner
	Title:	Chief Financial Officer

Date: June 21, 2021